SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of (Date of earliest event reported)           December 17, 2001
                                        --------------------------------------


                               USA Networks, Inc.
  ----------------------------------------------------------------------------
               (Exact name of Registrant as specified in Charter)

         Delaware                     0-20570             59-2712887
  ----------------------------------------------------------------------------
      (State or Other        (Commission File Number)     (IRS Employer
      Jurisdiction of                                    Identification No.)
       Incorporation)



152 West 57th Street, New York, New York                        10019
------------------------------------------------------------------------------
(Address of Principal Executive Offices)                      (Zip Code)

Registrant's telephone number, including area code  (212) 314-7300
                                                    --------------------------

ITEM 5.  OTHER EVENTS

            On December 17, 2001, USA Networks, Inc. announced an agreement to contribute its Entertainment Group to a joint venture with Vivendi Universal, S.A. Filed herewith, and incorporated herein by reference, is the Transaction Agreement and the other principal agreements contemplated thereby.


ITEM 7.  EXHIBITS

            (c)   Exhibits.


Exhibit No.   Description
-----------   -----------

   2.1 Transaction Agreement, dated as of December 16, 2001, among Vivendi Universal, S.A., Universal Studios, Inc., USA Networks, Inc., USANi LLC and Liberty Media Corporation

   4.1        Form of Equity Warrant Agreement between USA Networks, Inc.
              and The Bank of New York

  10.1 Amended and Restated Governance Agreement, dated as of December 16, 2001, among USA Networks, Inc., Vivendi Universal, S.A., Universal Studios, Inc., Liberty Media Corporation and Barry Diller

  99.1 Form of Limited Liability Limited Partnership Agreement of [Vivendi Universal Entertainment], L.L.L.P., among a wholly owned subsidiary of Universal Studios, Inc., USA Networks, Inc., USANi Sub LLC and Barry Diller

  99.2 Amended and Restated Stockholders Agreement, dated as of December 16, 2001, among Universal Studios, Inc., Liberty Media Corporation, Barry Diller and Vivendi Universal, S.A.

  99.3 Agreement and Plan of Merger and Exchange, dated as of December 16, 2001, among Vivendi Universal, S.A., Universal Studios, Inc., Light France Acquisition 1, S.A.S., the Merger Subsidiaries listed on the signature pages thereto, Liberty Media Corporation, Liberty Programming Company LLC, Liberty Programming France, Inc., LMC USA VI, Inc., LMC USA VII, Inc., LMC USA VIII, Inc., LMC USA X, Inc., Liberty HSN LLC Holdings, Inc. and the Liberty holding entities listed on the signature pages thereto

                                   SIGNATURES


            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          USA NETWORKS, INC.


Date: December 18, 2001                   By:  /s/ Julius Genachowski
                                               ----------------------
                                               Julius Genachowski
                                               Senior Vice President
                                               and General Counsel

                                  EXHIBIT INDEX


Exhibit No.   Description                                     Page No.
-----------   -----------                                     --------

   2.1        Transaction Agreement, dated as of December
              16, 2001, among Vivendi Universal, S.A.,
              Universal Studios, Inc., USA Networks, Inc.,
              USANi LLC and Liberty Media Corporation

   4.1        Form of Equity Warrant Agreement between USA
              Networks, Inc. and The Bank of New York

  10.1 Amended and Restated Governance Agreement, dated as of December 16, 2001, among USA
              Networks, Inc., Vivendi Universal, S.A.,
              Universal Studios, Inc., Liberty Media
              Corporation and Barry Diller

  99.1 Form of Limited Liability Limited Partnership Agreement of [Vivendi Universal Entertainment], L.L.L.P., among a wholly owned subsidiary of Universal Studios, Inc., USA Networks, Inc., USANi Sub LLC and Barry Diller

  99.2 Amended and Restated Stockholders Agreement, dated as of December 16, 2001, among Universal Studios, Inc., Liberty Media Corporation, Barry Diller and Vivendi Universal, S.A.

  99.3 Agreement and Plan of Merger and Exchange, dated as of December 16, 2001, among Vivendi Universal, S.A., Universal Studios, Inc., Light France Acquisition 1, S.A.S., the Merger Subsidiaries listed on the signature pages thereto, Liberty Media Corporation, Liberty Programming Company LLC, Liberty Programming France, Inc., LMC USA VI, Inc., LMC USA VII, Inc., LMC USA VIII, Inc., LMC USA X, Inc., Liberty HSN LLC Holdings, Inc. and the Liberty holding entities listed on the signature pages thereto